VESSELS, NET	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
VESSELS, NET
VESSELS, NET
Vessels, net, consist of the carrying value of 23 vessels for the year ended December 31, 2019 (Successor) and ten vessels for the year ended December 31, 2018 (Predecessor). Vessels, net, includes drydocking, engine overhaul costs and capitalized interest when applicable. Residual values are estimated at $1.5 million for each PSV in the fleet at December 31, 2019 (Successor) and 2018 (Predecessor) and at $1.0 million for each AHTS vessel in the fleet at December 31, 2019. The crew boats do not have an estimated residual value. The following table sets forth the carrying values of our vessels for each vessel class:

	As of December 31,
In thousands of U.S. dollars	2019 (Successor)	2018 (Predecessor)
PSVs	158,413	413,949
AHTS vessels	12,071	—
Crew boats	16,165	—
Total	186,649	413,949
Less: accumulated depreciation and impairment charges	(8,443)	(237,035)
Vessels, net	178,206	176,914

Impairment of Vessels
As part of our impairment assessment at December 31, 2019 (Successor), we determined that impairment indicators existed because the market capitalization was less than 50% of shareholders' equity. Accordingly, we proceeded to assess whether the carrying values of the vessels were recoverable by estimating undiscounted future cash flows.
The assumptions that we, as the Successor company, use to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations and are forecast through the end of the expected useful life of each vessel, which is assumed to be 25 years from the delivery of the vessel from the shipyard for the PSVs and AHTS vessels, and 15 years for the crew boats.
The most significant assumption in preparing these undiscounted cash flows is our estimate of revenues, which are derived from our assumptions of utilization adjusted dayrates over the forecast period. Utilization and dayrates in our markets are highly volatile, adjust rapidly when confronted with changes in market conditions, and are difficult to predict. Accordingly, this assumption is highly subjective. In preparing our estimated undiscounted cash flows, we assumed a base case scenario that we believe reflects our undiscounted cash flows over time based upon a lower rate environment. In our base case scenario, our forecasted revenue estimates are primarily based on (i) a combination of the Company's forecast, published time charter rates (as of December 31, 2019, net of broker commissions) for the next year and a 2.0% growth rate (which is based on published historical and forecast inflation rates in the geographies in which we operate) in charter rates in each period through the vessel's 15th year of useful life for PSVs and AHTS vessels, and 10th year of its useful life for crew boats, and assuming the growth in expenses over time thereafter will be offset by similar increases in charter revenues, and (ii) our estimated off-hire days and utilization which are based on management's experience and market data. We believe that these dayrates are the most useful approximation of future dayrates as (i) they are derived from actual fixtures in the market and thus reflect a collective, forward looking view of market participants, and (ii) are consistent with activity that the Company has seen in its market activities (either through actual fixtures or tendering activity). Additionally, from a longer term perspective, we believe that the dayrate assumptions utilized in the base case scenario are reasonable as the average dayrates for the PSVs and AHTS vessels over the entire forecast period are approximately equal to the 10-year and 20-year historical average time charter rates.
Our revenue assumptions are supplemented by our best estimate of vessel operating expenses and drydock and engine overhaul costs, which are based on our most recent forecasts and actual experience in 2019 and a 2.0% growth rate in each period thereafter. Historical trends underlying these assumptions have been significantly less volatile than the assumptions underlying revenue over time, and therefore do not involve as high of a degree of subjectivity.
Based on the foregoing, we determined that the undiscounted future cash flows expected to be generated by each vessel over their remaining useful lives in our base case would be sufficient to recover their respective carrying values. Moreover, we considered the estimates of vessel values from independent shipbrokers as a comparison to the undiscounted cash flows:

•	The estimates of vessel values from the independent shipbrokers for the PSVs exceeded their carrying values for each vessel, and by an aggregate of $17.2 million.

•
The estimates of vessel values from the independent shipbrokers for the crew boats and AHTS vessels was lower than their carrying values by an aggregate of $0.9 million. Six vessels had carrying values greater than their fair values by $3.0 million in aggregate and seven vessels had carrying value lower than their fair values by $2.1 million in aggregate.

For the vessels where the vessel values from the independent shipbrokers were less than their carrying values, we re-evaluated the inputs to the undiscounted cash flow analysis, and the sensitivities thereto, and determined that the inputs were reasonable. Accordingly, we determined that our vessels were not impaired.
In our impairment testing, we also examined the sensitivity of the estimated future cash flows and carrying values to be recovered by separately calculating the break-even charter rates, while holding all other assumptions constant. We then evaluated the outcome of the sensitivity analysis performed to assess their impact on our conclusions. Break-even charter rates were approximately 8% lower than the effective charter rates assumed in the testing for the PSVs, 5% lower for the AHTS vessels, and over 10% lower for the crew boats.
Although we believe that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long charter rates and vessel values will remain at their current levels or whether they will improve by any significant degree. Charter rates may decrease, which could adversely affect our revenue and profitability, and any future assessments of vessel impairment. We will continue to monitor developments in charter rates in the markets in which we participate with respect to the expectation of future rates that are utilized in the undiscounted cash flow analyses.
Our fleet as of December 31, 2018 (Predecessor) consisted of ten PSVs. As a result of a prolonged deterioration in market conditions, we determined that the undiscounted future cash flows expected to be generated by each vessel over their remaining useful lives would not be sufficient to recover their respective carrying values. Accordingly, we determined that our vessels were impaired and an impairment charge of $160.1 million was recorded for the year ended December 31, 2018. This impairment charge was measured based upon the amount by which the carrying values of our vessels exceeded their fair values.